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                                        AMENDMENT NO. 30
                                               TO
                                           SCHEDULE A
                                               OF
                              DELAWARE INVESTMENTS FAMILY OF FUNDS
                                   FUND ACCOUNTING AGREEMENT

DELAWARE GROUP ADVISER FUNDS                                 DELAWARE GROUP INCOME FUNDS
Delaware Diversified Income Fund                             Delaware Corporate Bond Fund
Delaware U.S. Growth Fund                                    Delaware Delchester Fund
                                                             Delaware Extended Duration Bond Fund
DELAWARE GROUP CASH RESERVE                                  Delaware High-Yield Opportunities Fund
Delaware Cash Reserve Fund
                                                             DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
DELAWARE GROUP EQUITY FUNDS I                                Delaware Limited-Term Government Fund
Delaware Balanced Fund
                                                             DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP EQUITY FUNDS II                               Delaware Tax-Free Pennsylvania Fund
Delaware Large Cap Value Fund
Delaware Value Fund                                          DELAWARE GROUP TAX FREE FUND
                                                             Delaware Tax-Free Insured Fund
DELAWARE GROUP EQUITY FUNDS III                              Delaware Tax-Free USA Fund
Delaware American Services Fund                              Delaware Tax-Free USA Intermediate Fund
Delaware Small Cap Growth Fund
Delaware Trend Fund                                          DELAWARE GROUP TAX FREE MONEY FUND
                                                             Delaware Tax-Free Money Fund
DELAWARE GROUP EQUITY FUNDS IV
Delaware Diversified Growth Fund                             DELAWARE INVESTMENTS MUNICIPAL TRUST
Delaware Growth Opportunities Fund                           Delaware Tax-Free Florida Insured Fund
                                                             Delaware Tax-Free Missouri Insured Fund
DELAWARE GROUP EQUITY FUNDS V                                Delaware Tax-Free Oregon Insured Fund
Delaware Dividend Income Fund
Delaware Small Cap Core Fund                                 DELAWARE POOLED TRUST
Delaware Small Cap Value Fund                                The All-Cap Growth Equity Portfolio
                                                             The Core Focus Fixed Income Portfolio
DELAWARE GROUP FOUNDATION FUNDS                              The Core Plus Fixed Income Portfolio
Delaware Balanced Allocation Portfolio                       The Emerging Markets Portfolio
Delaware Growth Allocation Portfolio                         The Global Fixed Income Portfolio
Delaware Income Allocation Portfolio                         The High-Yield Bond Portfolio
                                                             The Intermediate Fixed Income Portfolio
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS                  The International Equity Portfolio
Delaware Emerging Markets Fund                               The International Fixed Income Portfolio
Delaware International Small Cap Value Fund                  The Labor Select International Equity Portfolio
Delaware International Value Equity Fund                     The Large-Cap Value Equity Portfolio
                                                             The Mid-Cap Growth Equity Portfolio
DELAWARE GROUP GOVERNMENT FUND                               The Real Estate Investment Trust Portfolio
Delaware American Government Bond Fund                       The Real Estate Investment Trust Portfolio II
Delaware Inflation Protected Bond Fund                       The Small-Cap Growth Equity Portfolio
                                                             The Small-Cap Growth II Equity Portfolio
                                                             The Smid-Cap Growth Equity Portfolio
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DELAWARE VIP TRUST                                           VOYAGEUR INTERMEDIATE TAX FREE FUNDS
Delaware VIP Balanced Series                                 Delaware Tax-Free Minnesota Intermediate Fund
Delaware VIP Capital Reserves Series
Delaware VIP Cash Reserve Series                             VOYAGEUR MUTUAL FUNDS
Delaware VIP Diversified Income Series                       Delaware Minnesota High-Yield Municipal Bond Fund
Delaware VIP Emerging Markets Series                         Delaware National High-Yield Municipal Bond Fund
Delaware VIP Global Bond Series                              Delaware Tax-Free California Fund
Delaware VIP Growth Opportunities Series                     Delaware Tax-Free Idaho Fund
Delaware VIP High Yield Series                               Delaware Tax-Free New York Fund
Delaware VIP International Value Equity Series
Delaware VIP REIT Series                                     VOYAGEUR MUTUAL FUNDS II
Delaware VIP Select Growth Series                            Delaware Tax-Free Colorado Fund
Delaware VIP Small Cap Value Series
Delaware VIP Trend Series                                    VOYAGEUR MUTUAL FUNDS III
Delaware VIP U.S. Growth Series                              Delaware Select Growth Fund
Delaware VIP Value Series
                                                             VOYAGEUR TAX FREE FUNDS
VOYAGEUR INSURED FUNDS                                       Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free Minnesota Insured Fund

Dated as of October 31, 2005

DELAWARE SERVICE COMPANY, INC.                              DELAWARE GROUP ADVISER FUNDS
                                                            DELAWARE GROUP CASH RESERVE
                                                            DELAWARE GROUP EQUITY FUNDS I
By:      Michael P. Bishof                                  DELAWARE GROUP EQUITY FUNDS II
         -------------------------------------              DELAWARE GROUP EQUITY FUNDS III
Name:    Michael P. Bishof                                  DELAWARE GROUP EQUITY FUNDS IV
Title:   Senior Vice President/Chief Financial              DELAWARE GROUP EQUITY FUNDS V
         Officer                                            DELAWARE GROUP FOUNDATION FUNDS
                                                            DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
                                                            DELAWARE GROUP GOVERNMENT FUND
                                                            DELAWARE GROUP INCOME FUNDS
                                                            DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
                                                            DELAWARE GROUP STATE TAX-FREE INCOME TRUST
                                                            DELAWARE GROUP TAX FREE FUND
                                                            DELAWARE GROUP TAX-FREE MONEY FUND
                                                            DELAWARE INVESTMENTS MUNICIPAL TRUST
                                                            DELAWARE POOLED TRUST
                                                            DELAWARE VIP TRUST
                                                            VOYAGEUR INSURED FUNDS
                                                            VOYAGEUR INTERMEDIATE TAX FREE FUNDS
                                                            VOYAGEUR MUTUAL FUNDS
                                                            VOYAGEUR MUTUAL FUNDS II
                                                            VOYAGEUR MUTUAL FUNDS III
                                                            VOYAGEUR TAX FREE FUNDS


                                                            By:      Jude T. Driscoll
                                                                     ---------------------------------
                                                            Name:    Jude T. Driscoll
                                                            Title:   President/Chief Executive Officer
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